UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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New Mountain Finance Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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New Mountain Finance Corporation
1633 Broadway, 48th Floor
New York, New York 10019
March 10, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of New Mountain Finance Corporation (“NMFC” or the “Company”) to be held on April 21, 2022 at 9:00 a.m., Eastern Time. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/NMFC2022. Prior to the Annual Meeting you will be able to vote electronically at www.proxyvote.com.
The notice of the Annual Meeting and the proxy statement provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, the stockholders of NMFC will be asked to: (i) elect three directors to the board of directors of NMFC to serve for a term of three years, or until their respective successors are duly elected and qualify; (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (iii) transact such other business that may properly come before the Annual Meeting.
It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. I encourage you to vote via the Internet, as it saves us significant time and processing costs. However, on the Notice of Internet Availability of Proxy Materials, you will also find instructions on how to request a hard copy of the Proxy Statement and proxy card free of charge and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Your vote is important.
To vote or to submit your questions during the Annual Meeting, please log on to www.virtualshareholdermeeting.com/NMFC2022. You will need to enter the 16-digit control number on your notice of the Annual Meeting. Your vote is important to us.
Sincerely yours,

Robert A. Hamwee
Chief Executive Officer

New Mountain Finance Corporation
1633 Broadway, 48th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND INTERNET AVAILABILITY OF PROXY MATERIALS
TO BE HELD ON APRIL 21, 2022
To the Stockholders of New Mountain Finance Corporation:
A meeting (the “Annual Meeting”) of stockholders of New Mountain Finance Corporation (“NMFC” or the “Company”) will be held on April 21, 2022 at 9:00 a.m., Eastern Time. We are very pleased that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NMFC2022. You must have your 16-digit control number in order to access the Annual Meeting. The Annual Meeting will be held for the following purposes:
1.	To elect three directors to the board of directors of NMFC who will each serve for a term of three years, or until their respective successors are duly elected and qualify;
2.	To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	To transact such other business as may properly come before the Annual Meeting.
You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on February 22, 2022. NMFC is furnishing the Proxy Statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the Proxy Statement, and vote your proxy, on the Internet.
Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the Proxy Statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve NMFC’s proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by NMFC.
By Order of the board of directors,

Joseph Hartswell
Corporate Secretary
New York, New York
March 10, 2022
This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares via the Internet.

New Mountain Finance Corporation
1633 Broadway, 48th Floor
New York, NY 10019

PROXY STATEMENT

2022 Annual Meeting
of Stockholders of New Mountain Finance Corporation
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of New Mountain Finance Corporation (“NMFC”, the “Company”, “we”, “us” or “our”) for use at the NMFC 2022 Annual Meeting (the “Annual Meeting”) to be held on April 21, 2022, at 9:00 a.m., Eastern Time. You can virtually attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NMFC2022, and at any postponements or adjournments thereof. You will need to enter the 16-digit control number on your notice of the Annual Meeting. It is important to note that shareholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting. This Proxy Statement is being provided to the stockholders of NMFC via the Internet on or about March 10, 2022. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to our stockholders of record on or about March 10, 2022.
We encourage you to vote your shares of NMFC’s stock either by voting via the Internet while virtually attending the Annual Meeting, by telephone, or by granting a proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the matters listed in this Proxy Statement.
If you are a stockholder “of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Shareholder Solutions, Inc., in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Please send your notification to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote virtually at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote virtually whether or not he, she or it has previously voted his, her or its shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Securities”), you may vote such securities at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or the telephone are shown on the proxy card. The Internet and telephone voting procedures are designed to authenticate the voter’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

i

Purpose of Annual Meeting
At the Annual Meeting:
1.
The stockholders of NMFC will be asked to elect three directors to the board of directors of NMFC, who will each serve for a term of three years, or until their respective successors are duly elected and qualify;

2.
The stockholders of NMFC will be asked to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	Such other business as may properly come before the Annual Meeting will be transacted.
Shares
Stockholders of NMFC may vote their shares, virtually or by proxy, at the Annual Meeting only if such stockholders were stockholders of record at the close of business on February 22, 2022 (the “Record Date”). On the Record Date, there were 98,350,975 shares of NMFC’s common stock outstanding. Each share of NMFC’s common stock is entitled to one vote.
Quorum Required
A quorum of NMFC’s stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority of the shares of NMFC’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Securities for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.
If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Broker Non-Votes
Discretionary voting by banks or brokers of Broker Securities is generally prohibited, subject to the exceptions discussed in this paragraph. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, the bank or broker may vote Broker Securities with respect to matters that the Securities and Exchange Commission (“SEC”) determines to be “routine,” but will not be permitted to vote your Broker Securities with respect to “non-routine” items. When a bank or broker has not received instructions from the beneficial owners of Broker Securities or persons entitled to vote any Broker Securities, and the bank or broker cannot vote on a particular matter because it is not “routine,” then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting and will have the same effect as votes against a “non-routine” matter.
Vote Required
Election of Directors. A nominee for director shall be elected to the board of directors of NMFC if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. This proposal is considered a “non-routine matter”; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of Broker Securities.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting or by proxy is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31,

2022. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Because this proposal is a “routine matter”, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of any Broker Securities and your broker will be permitted to vote any Broker Securities with respect to this proposal.
Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Also, a vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.
Information Regarding This Solicitation
NMFC will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card(s). We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited by telephone or facsimile transmission by directors, officers or employees of NMFC, NMFC’s investment adviser, New Mountain Finance Advisers BDC, L.L.C. (the “Investment Adviser”), or NMFC’s administrator, New Mountain Finance Administration, L.L.C. (the “Administrator”), without special compensation therefor.
Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the 16-digit control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholders in the same manner as the proxy being revoked and delivered to NMFC’s proxy tabulator.
The principal business address of both the Investment Adviser and the Administrator is 1633 Broadway, 48th Floor, New York, NY 10019.
Control Persons and Principal Stockholders
The following table sets forth information with respect to the beneficial ownership of NMFC’s common stock as of the Record Date by:
•	each person known to NMFC to beneficially own more than 5.0% of the outstanding shares of NMFC’s common stock;
•	each of NMFC’s directors and each executive officer individually who has served as an executive officer since the beginning of the last fiscal year; and
•	all of NMFC’s directors and executive officers as a group.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and includes voting or investment power (including the power to dispose) with respect to the securities and assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.
Percentage of beneficial ownership below takes into account 98,350,975 shares of NMFC’s common stock outstanding as of the Record Date. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 1633 Broadway, 48th Floor, New York, NY 10019.
Name	Type of Ownership in NMFC	NMFC Shares
		Number(1)	Percentage
Interested Directors:
Steven B. Klinsky(2)	Direct and Beneficial	8,690,180	8.8%
Robert A. Hamwee(3)	Direct and Beneficial	501,185	*
Adam B. Weinstein	Direct	309,689	*
John R. Kline	Direct	201,526
Independent Directors:
Alfred F. Hurley, Jr.	Direct	46,384	*
Rome G. Arnold III	Direct	38,378	*
David Ogens	Direct	113,806	*
Daniel B. Hébert	—	—	—
Alice W. Handy	Direct	2,000	*
Executive Officers Who Are Not Directors:
Shiraz Y. Kajee	Direct	7,500	*
Laura C. Holson	Direct	18,718	*
Joseph W. Hartswell	Direct	5,523	*
All executive officers and directors as a group (12 persons)(4)	Direct and Beneficial	9,934,889	10.1%
*	Represents less than 1.0%.
(1)	Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.
(2)
Mr. Klinsky directly owns 7,240,750.97 shares of NMFC’s common stock. The Steven B. Klinsky Trust directly owns 1,020,267 shares of NMFC’s common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 429,163 shares.

(3)	Mr. Hamwee directly owns 489,185.99 shares of NMFC’s common stock. The Dana L. Hamwee Inherited IRA holds 12,000 shares.
(4)	Total number of shares owned is reflected as of the Record Date.
Set forth below is the dollar range of equity securities beneficially owned by each of NMFC’s directors as of the Record Date. NMFC is not part of a “family of investment companies,” as that term is defined in the 1940 Act. For purposes of this Proxy Statement, the term “Fund Complex” is defined to include the Company, New Mountain Guardian III BDC, L.L.C. (“Guardian III”) and NMF SLF I, Inc. (“NMF SLF I”).
	Dollar Range of Equity Securities Beneficially Owned in NMFC(1)(2)(4)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)(4)
Interested Directors:
Steven B. Klinsky	Over $100,000	Over $100,000
Robert A. Hamwee	Over $100,000	Over $100,000
Adam B. Weinstein	Over $100,000	Over $100,000
John R. Kline	Over $100,000	Over $100,000
Independent Directors:
Alfred F. Hurley, Jr.	Over $100,000	Over $100,000
Rome G. Arnold III	Over $100,000	Over $100,000
David Ogens	Over $100,000	Over $100,000
Daniel B. Hébert	—	—
Alice W. Handy	$10,001 - $50,000	$10,001 - $50,000
(1)	Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)	The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC’s common stock of $13.48 per share on the Record Date on the NASDAQ Global Select Market.
(3)
The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the total dollar range of equity securities in the Company beneficially owned by the directors, as no Director has beneficial ownership of Guardian III or NMF SLF I.

(4)	The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.
The following table sets forth the dollar range of limited partnership interests in other private funds advised by New Mountain Capital, L.L.C. which entity employs all of New Mountain’s investment professionals, as well as associated investment funds and their respective affiliates and beneficially owned by any of our Independent Directors and his or her immediate family as of March 5, 2022.
Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
Rome G. Arnold III	Arnold Family LLC	New Mountain Partners I, L.P	N/A—Single Class	Over $100,000 in each
New Mountain Partners II, L.P
New Mountain Partners III, L.P.
New Mountain Partners IV, L.P.
New Mountain Partners V, L.P..
New Mountain Partners VI, L.P.
NMP III Continuation Feeder Fund, L.P.
Alfred F. Hurley, Jr.	Alfred F. Hurley, Jr.	New Mountain Partners IV, L.P.	N/A—Single Class	Over $100,000 in each
New Mountain Partners V, L.P.
New Mountain Partners VI, L.P.
David Ogens	Ogens Family, Inc.	New Mountain Partners II, L.P.	N/A—Single Class	Over $100,00 in each
	David Ogens and Locke W. Ogens	New Mountain Partners VI, L.P.
	David Ogens	New Mountain Net Lease Partners, L.P.
(1)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.

PROPOSALS
PROPOSAL 1: ELECTION OF DIRECTORS
Pursuant to NMFC’s governing documents, the board of directors of NMFC is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her respective successor is duly elected and qualifies.
Messrs. Alfred F. Hurley, Jr. and Robert A. Hamwee and Ms. Handy have each been nominated for election for a three year term expiring in 2025 to the board of directors of NMFC, have indicated their willingness to serve if elected and have consented to be named as nominees. Messrs. Hurley and Hamwee and Ms. Handy have not been proposed for election pursuant to any agreement or understanding between each of Messrs. Hurley and Hamwee and Ms. Handy and NMFC or any other person or entity.
A stockholder can vote for or withhold his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of each of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the persons named below will be unable or unwilling to serve.
This proposal is considered a “non-routine matter”; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of Broker Securities.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors
As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee”, the board of directors of NMFC has identified certain desired attributes for director nominees. Each of the directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the directors and the director nominees also have sufficient time available to devote to the affairs of NMFC, are able to work with the other members of the board of directors and contribute to the success of NMFC and can represent the long-term interests of NMFC’s stockholders, as a whole. NMFC’s directors and the director nominees have been selected such that the board of directors represents a range of backgrounds and experiences.
Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of NMFC, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of NMFC, in light of its business and structure.
The business address of the director nominees, other directors and executive officers listed below is c/o New Mountain Finance Corporation, 1633 Broadway, 48th Floor, New York, NY 10019.

Nominees for Directors
Class II Directors—Term Expiring 2022
Mr. Hamwee is an “interested person” of NMFC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), due to his position as the Chief Executive Officer of NMFC.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Robert A. Hamwee, 51	Chief Executive Officer and Director.	Class II Director since 2010; Term expires 2022.	Chief Executive Officer of NMFC since July 2010; President of NMFC from 2011 to 2016; Chief Executive Officer of NMF SLF I, Inc. (BDC) since 2019. Chief Executive Officer of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; and Managing Director of New Mountain Capital, L.L.C. (private equity firm) since 2008.	1
Founder, majority stockholder of, and director on the board of directors of Boulevard (f/k/a Woofbert, Inc.) (development stage company for art education applications for virtual reality platforms) since 2013; and Director of Edmentum, Inc. (educational software) since June 2015.

Mr. Hamwee’s depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate board of directors, as well as his intimate knowledge of the business and operations of NMFC, provides the boards of directors valuable industry- and company-specific knowledge and expertise. This background positions Mr. Hamwee well to serve as a director of NMFC.
Mr. Hurley is not an “interested person” of NMFC as defined in the 1940 Act.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Alfred F. Hurley, Jr., 67	Director.	Class II Director since 2010; Term expires 2022.	Sole Member of Alfred F. Hurley, Jr. & Company, LLC, a consulting business, since February 2014.	3
Director of NMF SLF I, Inc. (BDC) since 2019. Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; Director of Datasite (private business services company) from 2013 to 2020; Director of The Stars Group Inc. (online gaming company) from 2016 to 2020; Director of Flutter Entertainment Corporation (online gaming company) since May 2020; Director of Ligado Networks (satellite communication company) since 2017; Chairman of TSI Holdings, Inc. (holding company for TransWorldSystems, Inc.) since 2018; Chairman, audit committee member and chairman of the compensation committee of Purified Ingredients, Inc. (U.S. producer of wheat protein) from 2019 to 2020.

Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to the board of directors of NMFC. This background positions Mr. Hurley well to serve as a director of NMFC.
Ms. Handy is not an “interested person” of NMFC as defined in the 1940 Act.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Alice W. Handy, 73	Director.	Class II Director since 2019; Term expires 2022.	Chief Executive Officer of Investure LLC (outsourced investment office) from January 2003 to December 2018.	2	Director of NMF SLF I, Inc. (BDC) since 2020; and Director of MSCI Inc. (investment decisions support tools company) from 2009 to April 2020.
Ms. Handy brings her experience in asset management to the board of directors of NMFC. This background positions Ms. Handy well to serve as a director of NMFC.
Current Directors
Class I Directors—Term Expiring 2024
Mr. Ogens is not an “interested person” of NMFC as defined in the 1940 Act.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
David Ogens, 67	Director.	Class I Director since 2010; Term expires 2024.	Chief Executive Officer and Director of HealthBridge LLC (chronic care management and remote patient monitoring) since 2019; and President and Director of Med Inc. (a company that provides rehabilitation services to patients with serious neuromusciular diseases) from 2011 to 2019.	3
Director of HealthBridge LLC (chronic care management and remote patient monitoring) since 2019; Director of NMF SLF I, Inc. (BDC) since 2019; Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; and Director of Med Inc. (a company that provides rehabilitation services to patients with serious neuromuscular diseases) from 2011 to 2019.

Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to NMFC’s board of directors. This background positions Mr. Ogens well to serve as a director of NMFC.

Mr. Weinstein is an “interested person” of NMFC as defined in the 1940 Act due to his position as Executive Vice President and Chief Administrative Officer of NMFC.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Adam B. Weinstein, 43	Executive Vice President, Chief Administrative Officer and Director.	Class I Director since 2012; Term expires 2024.	Executive Vice President and Chief Administrative Officer of NMFC since January 2013; Executive Vice President of NMF SLF I, Inc. (BDC) since 2019; Executive Vice President of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; and Managing Director, Head of Firm Operations, and Chief Financial Officer, along with other various roles, of New Mountain Capital, L.L.C. (private equity firm) since 2005.	2
Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; Director of Great Oaks Foundation (education) since 2011; Director of New Mountain Vantage (Cayman) Ltd. (hedge fund) from 2010 to 2020, Chairman from 2014 to 2020; Director of Western Dental (dental office chain) since 2021; Director of Citrin Cooperman & Company, LLP (licensed CPA firm) since 2021; Director of New Mountain Vantage LO (Cayman) Ltd. (hedge fund) from 2014 to 2017; Director of Bellerophon Therapeutics, Inc. (clinical stage therapeutics company) (NasdaqGM: BLPH) from 2014 to 2018; and Director of Victory Education Partners (education management) since 2014.

Mr. Weinstein brings his industry-specific expertise and background in accounting to NMFC’s board of directors. This background positions Mr. Weinstein well to serve as a director of NMFC.
Mr. Kline is an “interested person” of NMFC as defined in 1940 Act due to his position as President and Chief Operating Officer of NMFC.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
John R. Kline, 46	President.	Class I Director since 2019; Term expires 2024.	President of NMFC since 2016; President of NMF SLF I, Inc. (BDC) since 2019; President of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; Chief Operating Officer of NMFC from 2013 to 2022; Chief Operating Officer of NMF SLF I, Inc. from 2019 to 2022; Chief Operating Officer of New Mountain Guardian III BDC, L.L.C. since 2022; Executive Vice President of NMFC from 2013 to 2016; and Managing Director of New Mountain Capital, L.L.C. (advisory) (private equity firm) since 2008.	3
Director of NMF SLF I, Inc. (BDC) since 2019; Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; and Director of Unitek Global Services, Inc. (business services company) since January 2015.

Mr. Kline’s depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of our business and operations, provides NMFC’s board of directors valuable industry- and company- specific knowledge and expertise.
Class III Directors—Term Expiring 2023
Mr. Klinsky is an “interested person” of NMFC as defined in the 1940 Act due to his position as the Founder and Chief Executive Officer of New Mountain Capital, L.L.C. since its inception in 1999.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Steven B. Klinsky, 65	Chairman of the board of directors.	Class III Director since 2010; Term expires 2023.	Founder and Chief Executive Officer of New Mountain Capital, L.L.C. (private equity firm) from its inception in 1999 to present.	1
Director of Gary Klinsky Children Centers (after school program) since 1993; Director of the American Investment Council (industry trade association) since 2012, Chairman from 2018 to 2021; Board of Directors member of Great Oaks (charter school) from 2013 to 2020; Director of Avantor Performing Materials Holding, Inc. (high purity laboratory chemicals) from 2011 to 2017; Director of Victory Education Partners/BoostEd (education management) from 1999 to 2018; Director of IRI Group Holdings, Inc. (market research and predictive analytics) from 2011 to 2018; Chairman of Modern States Education Alliance (provider of online college access) since 2014; Board Member of International Rescue Committee (non-profit/humanitarian effort) since 2016; as well as serving as the Managing Member and/or President to the following: Fenian Holdings, LLC, RCLM, LLC, SKMedia, and their affiliates (media companies) since 2015.

From his experience as an executive or director of public and private companies and of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky’s intimate knowledge of the business and operations of NMFC, as the Founder and Chief Executive Officer of New Mountain Capital, L.L.C. and his experience as a member or chairman of various boards of directors of other publicly-held companies, positions him well to serve as the chairman of NMFC’s board of directors.

Mr. Hébert is not an “interested person” of NMFC as defined in the 1940 Act.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Daniel B. Hébert, 66	Director.	Class III Director since 2019; Term expires 2023.	Chief Operating Officer of Bernstein Equity Partners, LLC (investment banking firm) since May 2017; Chief Executive Officer of Vision One Partners, LLC (registered Broker Dealer) since September 2018; and Managing Director of Sandler O’Neill (investment banking firm) from March 2013 to April 2017.	1	None.
Mr. Hébert brings experience in the investment banking industry to the board of directors of NMFC. This background positions Mr. Hébert well to serve as a director of NMFC.
Mr. Arnold is not an “interested person” of NMFC as defined in the 1940 Act.
Name, Address and Age	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Rome G. Arnold III, 66	Director.	Class III Director since 2017; Term expires 2023.	Senior Advisor of Rose and Co. (a financial technology startup with a focus on digital media) since 2017; and Managing Director at UBS Securities Energy Group (investment bank) from 2012 to 2016.	2	Director of Forbes Energy Services Ltd. (oilfield services contractor) since 2017; and Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019.
Mr. Arnold brings his vast experience in investment banking and energy focus to the board of directors of NMFC. This background positions Mr. Arnold well to serve as a director of NMFC.

Information about Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to the executive officers who are not directors or nominees for election as directors of NMFC.
Name, Address, and Age	Position(s) Held with Registrants	Principal Occupation(s) During Past 5 Years
Shiraz Y. Kajee, 42	Chief Financial Officer.
Chief Financial Officer and Treasurer of NMF SLF I, Inc. (BDC) since 2019; Chief Financial Officer and Treasurer of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019; Chief Financial Officer of NMFC since December 2015.

Joseph Hartswell, 43	Chief Compliance Officer
Managing Director and Chief Compliance Officer of New Mountain Capital since 2015; Chief Compliance Officer of NMF SLF I, Inc. (BDC) since March 4, 2022; Chief Compliance Officer of New Mountain Guardian III BDC, L.L.C. (BDC) since March 4, 2022

Laura Holson, 36	Chief Operating Officer
Managing Director of New Mountain Capital since 2019; Chief Operating Officer of NMF SLF I, Inc. (BDC) since February 15, 2022; Chief Operating Officer of New Mountain Guardian III BDC, L.L.C. (BDC) since February 15, 2022; Head of Capital Markets of New Mountain Capital from 2017 to 2022; Director of New Mountain Capital from 2016 to 2018.

Director Independence
In accordance with rules of The NASDAQ Stock Market LLC (“NASDAQ”), NMFC’s board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director and officer completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
Our governance guidelines, which are available on NMFC’s website at www.newmountainfinance.com, require any director who has previously been determined to be independent to inform the chairman of the board of directors, the chairman of the nominating and corporate governance committee and the Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the audit committee, the valuation committee, the nominating and corporate governance committee and the compensation committee to Independent Directors (defined below). In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in the rules promulgated by NASDAQ. Rule 5605(a)(2) provides that a director of a business development company, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).
The board of directors has determined that each of the directors and the director nominees are independent and has no relationship with us, except as a director and stockholder of NMFC, with the exception of Steven B. Klinsky, as a result of his positions as Founder and Chief Executive Officer of New Mountain Capital, L.L.C., Robert A. Hamwee, as a result of his position as Chief Executive Officer of NMFC, Adam B. Weinstein, as a result of his positions as Executive Vice President and Chief Administrative Officer of NMFC and John R. Kline, as a result of his position as President of NMFC.
Board of Directors Leadership Structure
NMFC’s board of directors monitors and performs an oversight role with respect to NMFC’s business and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to NMFC. Among other things, NMFC’s board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, NMFC’s independent public accounting firm.
Under NMFC’s bylaws, NMFC’s board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by the board of directors. NMFC does not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that they should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of NMFC and its stockholders at such times.
Mr. Klinsky currently serves as the chairman of NMFC’s board of directors. Mr. Klinsky is an “interested person” of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is the Founder and Chief Executive Officer of New Mountain Capital, L.L.C., serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. NMFC believes that Mr. Klinsky’s history with New Mountain Capital, L.L.C., familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of NMFC’s board of directors. NMFC believes that, at present, they are best served through this leadership structure, as Mr. Klinsky’s relationship with the Investment Adviser and New Mountain Capital, L.L.C., provides an effective bridge and encourages an open dialogue between NMFC’s management and its board of directors, ensuring that all groups act with a common purpose.
NMFC’s board of directors does not currently have a designated lead independent director. NMFC is aware of the potential conflicts that may arise when a director who is an “interested person”, as such term is defined in Section 2(a)(19) of the 1940 Act, is chairman of the board of directors, but believes these potential conflicts are offset by its strong corporate governance policies. NMFC’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering NMFC’s compliance policies and procedures.
NMFC recognizes that different board of directors leadership structures are appropriate for companies in different situations. NMFC intends to continue to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet NMFC’s needs.
Board of Directors’ Role In Risk Oversight
NMFC’s board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which is comprised solely of Independent Directors and (2) active monitoring by NMFC’s Chief Compliance Officer and its compliance policies and procedures.
NMFC’s audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist NMFC’s board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing NMFC’s accounting and financial reporting processes, NMFC’s systems of internal controls regarding finance and accounting, and audits of NMFC’s financial statements, including the independence of NMFC’s independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by NMFC’s board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of NMFC’s board of directors and reporting any deficiencies or violations of such valuation policies to NMFC’s board of directors on at least a quarterly basis, and reviewing other matters that NMFC’s board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by NMFC’s stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and NMFC’s management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to NMFC’s board of directors. The compensation committee is also responsible for annually reviewing and recommending for approval to NMFC’s board of directors an investment advisory and management agreement and an administration agreement. In addition, although NMFC does not directly compensate its executive officers currently, to the extent that NMFC does so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.
NMFC’s board of directors performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The board of directors quarterly reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of NMFC’s compliance policies and procedures and its service providers. The Chief Compliance Officer’s quarterly report addresses at a minimum:
•	the operation of NMFC’s compliance policies and procedures and its service providers since the last report;
•	any material changes to these policies and procedures since the last report;
•	any recommendations for material changes to these policies and procedures as a result of the Chief Compliance Officer’s annual review; and
•	any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee NMFC’s compliance activities and risks.
In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.
NMFC believes that its board of director’s role in risk oversight is effective, and appropriate given the extensive regulation to which it is subject as a business development company. NMFC is required to comply with certain regulatory requirements that control the levels of risk in NMFC’s business and operations. For example, NMFC’s ability to incur indebtedness is limited because its asset coverage must equal at least 150.0% immediately after it incurs indebtedness. On November 5, 2014, the Company received exemptive relief from the SEC to permit the Company to exclude the SBA-guaranteed debentures of New Mountain Finance SBIC, L.P. and any other future small business investment company subsidiaries, including New Mountain Finance SBIC II, L.P., from the Company’s 150.0% asset coverage test under the 1940 Act. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 150.0%. This provides the Company with increased investment flexibility but also increases the Company’s risks related to leverage. NMFC generally cannot invest in assets that are not “qualifying assets” unless at least 70.0% of its gross assets consist of “qualifying assets” immediately prior to such investment, and NMFC is not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of its affiliates currently has an investment.
NMFC recognizes that different board of directors roles in risk oversight are appropriate for companies in different situations. NMFC intends to re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet NMFC’s needs.
Hedging Transactions
Our Code of Ethics and Personal Trading Policy does not expressly prohibit directors, executive officers or employees of our affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, our Code of Ethics and Personal Trading Policy requires that directors, officers and employees of our affiliates receive clearance for transactions in any derivative securities with respect to our common stock from our Chief Compliance Officer; provided, however that any transactions in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), and any options transactions on these securities, are exempt from the aforementioned pre-clearance requirements.
Committees of the Board of Directors
NMFC’s board of directors has established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by the board of directors of NMFC and serve until their respective successor is duly elected and qualifies, unless they are removed or resign. During 2021, the board of directors of NMFC held nine board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings, three compensation committee meeting and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board of directors and committee meetings as well as each annual meeting of NMFC’s stockholders. All of NMFC’s directors attended the 2021 Annual Meeting of Stockholders.
Audit Committee
The audit committee operates pursuant to a charter approved by NMFC’s board of directors, a copy of which is available on NMFC’s website at www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of NMFC’s independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of NMFC’s internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III, Daniel B. Hébert and Alice W. Handy, each of whom is an Independent Director. Rome G. Arnold III serves as the chairman of the audit committee, and NMFC’s board of directors has determined that Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III, Daniel B. Hébert and Alice W. Handy are “audit committee financial experts” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee operates pursuant to a charter approved by NMFC’s board of directors, copies of which are available on NMFC’s website at www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by NMFC’s stockholders, selecting nominees to fill vacancies on NMFC’s board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of NMFC’s management. The nominating and corporate governance committee considers nominees properly recommended by NMFC’s stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III, Daniel B. Hébert and Alice W. Handy, each of whom is an Independent Director. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.
The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, NMFC and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee take into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:
•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of NMFC;
•	are able to work with the other members of the board of directors and contribute to the success of NMFC;
•	can represent the long-term interests of NMFC’s stockholders as a whole; and
•	are selected such that the board of directors represent a range of backgrounds and experience.
The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the needs of NMFC and the interest of its stockholders.
Compensation Committee
The compensation committee operates pursuant to a charter approved by NMFC’s board of directors, a copy of which is available on NMFC’s website at www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although NMFC does not directly compensate its executive officers currently, to the extent that it does so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. The compensation committee is also responsible for annually reviewing and recommending for approval to NMFC’s board of directors an investment advisory and management agreement and an administration agreement. Lastly, the compensation committee would produce a report on NMFC’s executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on NMFC’s executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants, although it does not currently do so, and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is composed of Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III, Daniel B. Hébert and Alice W. Handy, each of whom is an Independent Director. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.
Valuation Committee
The valuation committee operates pursuant to a charter approved by NMFC’s board of directors, a copy of which is available on NMFC’s website at www.newmountainfinance.com. The charter sets forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the board of directors of NMFC, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the board of directors of NMFC and reporting any deficiencies or violations of such valuation policies to the board of directors on at least a quarterly basis, and reviewing other matters that the board of directors or the valuation committee deem appropriate. The valuation committee is composed of Rome G. Arnold III, Alfred F. Hurley, Jr., David Ogens, Daniel B. Hébert and Alice W. Handy, each of whom is an Independent Director. David Ogens serves as chairman of the valuation committee.
Executive Sessions and Communication with the Board of Directors
The Independent Directors serving on NMFC’s board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled in-person or virtual meeting of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of NMFC’s board of directors will be presided over by the chairman of the audit committee.
Stockholders and all other interested parties with questions about NMFC are encouraged to contact NMFC via the “Contact Us” page on NMFC’s website at www.newmountainfinance.com or by emailing NMFCIR@newmountaincapital.com. However, if stockholders or other interested parties believe that their questions have not been addressed, they may communicate with NMFC’s board of directors by sending their communications to New Mountain Finance Corporation, c/o Joseph Hartswell, Corporate Secretary, 1633 Broadway, 48th Floor, New York, NY 10019. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics
NMFC has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every other officer, director and employee of NMFC. NMFC’s code of ethics can be accessed via its website at www.newmountainfinance.com. NMFC intends to disclose amendments to or waivers from a required provision of the code of ethics on Form 8-K.
Compensation of Directors
The following table sets forth the compensation received by NMFC’s directors for the year ended December 31, 2021.
Name	Fees Paid in Cash from the Company(1)	Total Compensation from the Company(2)	Total Compensation from the Fund Complex
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
John R. Kline	—	—	—
Independent Directors
David Ogens	$133,080	—	$185,406
Alfred F. Hurley, Jr.	$130,000	—	$179,167
Rome G. Arnold III	$136,250	—	$166,625
Daniel B. Hébert	$125,000	—	$125,000
Alice W. Handy	$124,000	—	$144,167
(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
Effective October 1, 2021, the Independent Directors of NMFC receive an annual retainer fee of $115,000 (which was increased from $105,000) and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $12,500, while the chairman of the valuation committee receives an annual retainer of $7,500 and the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $2,500. No compensation is paid to directors who are “interested persons” of NMFC as defined in Section 2(a)(19) of the 1940 Act.
Compensation of Executive Officers
None of NMFC’s executive officers receive direct compensation from NMFC. NMFC does not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to NMFC’s Chief Financial Officer and Chief Compliance Officer is set by the Administrator and is subject to reimbursement by NMFC of the allocable portion of such compensation for services rendered to NMFC.
Indemnification Agreements
NMFC entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that NMFC shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by NMFC to any Indemnitee pursuant to the indemnification agreements will be payable by NMFC.

Certain Relationships and Transactions
NMFC has entered into an investment advisory and management agreement (the “Investment Management Agreement”) with the Investment Adviser. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components—a base management fee and an incentive fee. On November 1, 2021, the Company entered into Amendment No. 1 to the Investment Management Agreement (“Amendment No. 1”). As described below, the sole purpose of Amendment No. 1 was to reduce the base management fee from 1.75% of the Company’s gross assets to 1.4% of the Company’s gross assets.
Pursuant to Amendment No. 1, the base management fee is calculated at an annual rate of 1.4% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less cash and cash equivalents. Prior to Amendment No. 1, pursuant to the Investment Management Agreement, the base management fee was calculated at an annual rate of 1.75% of the Company's gross assets, which equaled the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the “SLF Credit Facility”) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.
Since the initial public offering (“IPO”) and through November 1, 2021, the date of Amendment No. 1, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company’s existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and formed the Holdings Credit Facility on December 18, 2014, as amended and restated on October 25, 2017. The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser continued to waive management fees on the leverage associated with those assets held under revolving credit facilities that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. Effective as of and for the quarter ended March 31, 2021 through the quarter ending December 31, 2022, the Investment Adviser entered into a fee waiver agreement (the “Fee Waiver Agreement”) pursuant to which the Investment Adviser will waive base management fees in order to reach a target base management fee of 1.25% on gross assets (the “Reduced Base Management Fee”) as opposed to the Company’s then-current (i.e., prior to Amendment No. 1) base management fee of 1.75% on gross assets less the borrowings under the SLF Credit Facility and less cash and cash equivalents. On November 2, 2021, the Investment Adviser extended the term of the Fee Waiver Agreement to be effective through the quarter ended December 31, 2023, rather than the quarter ended December 31, 2022. If, for any quarterly period during the term of the Fee Waiver Agreement, the Reduced Base Management Fee would be greater than the base management fee calculated under the terms of the Investment Management Agreement, as amended by Amendment No. 1 (i.e., 1.4% of the Company’s gross assets), the Investment Adviser shall only be entitled to the lesser of those two amounts. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company’s “Pre-Incentive Fee Adjusted Net Investment Income” for the immediately preceding quarter, subject to a “preferred return”, or “hurdle”, and a “catch-up” feature. Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the “Administration

Agreement”), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, NMFC’s executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as NMFC or of investment funds managed by NMFC’s affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in NMFC and NMFC’s stockholders’ best interests.
The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, to our investment mandates, including the New Mountain Guardian II, L.P. and New Mountain Guardian Partners II Offshore, L.P. fund complex, which commenced operations in April 2017, New Mountain Guardian III BDC, L.L.C., a business development company, which commenced operations in August 2019 and NMF SLF, Inc., a business development company, which commenced operations in January 2020. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser’s allocation procedures. On October 8, 2019, the SEC issued an exemptive order (the “Exemptive Order”), which superseded a prior order issued on December 18, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
NMFC has entered into the Administration Agreement with the Administrator. The Administrator arranges office space for NMFC and provides office equipment and administrative services necessary to conduct NMFC’s day-to-day operations pursuant to the Administration Agreement. NMFC reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of NMFC’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by NMFC, the Administrator may, in its own discretion, submit to NMFC for reimbursement some or all of the expenses that the Administrator has incurred on NMFC’s behalf during any quarterly period. As a result, the amount of expenses for which NMFC will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to NMFC for reimbursement in the future. However, it is expected that the Administrator will continue to support part of NMFC’s expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.
NMFC, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended (the “Trademark License Agreement”), with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant NMFC, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the names “New Mountain” and “New Mountain Finance,” as well as the NMF logo. Under this Trademark License Agreement, subject to certain conditions, NMFC, the Investment Adviser and the Administrator have a right to use the “New Mountain” and the “New Mountain Finance” names, as well as the NMF logo, for so long as the Investment Adviser or one of its affiliates remain NMFC’s investment adviser. Other than with respect to this limited license, NMFC, the Investment Adviser and the Administrator have no legal right to the “New Mountain” and the “New Mountain Finance” names, as well as the NMF logo.
NMFC, as an investment adviser registered under the Investment Advisers Act of 1940, as amended, acted as the collateral manager to NMFC Senior Loan Program I LLC (“SLP I”) and was entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I was classified as an affiliate of NMFC. SLP I was structured as a private investment fund and was a portfolio company of NMFC in which NMFC owned a less than 25.0% ownership stake. On December 11, 2020, a member expressed interest to withdraw from SLP I. Effective December 11, 2020, this member, with the consent of the other members pursuant to the Withdrawal and Distribution Agreement dated as of December 11, 2020, fully withdrew as a member of SLP I through an in-kind distribution. Immediately following the effectiveness of this withdrawal, the remaining members of SLP I entered into the First Amended and Restated Limited Liability Company Agreement (the “Restated SLP I Agreement”), which among other matters, removed NMFC as the managing member of SLP I and made other changes to its governance and management. Under the Restated SLP I Agreement, SLP I was structured as private joint venture investment fund and was managed and all investment decisions were made by a board of members, which has equal representation from all investors. Effective May 5, 2021, NMFC and SkyKnight Income III, LLC (“SkyKnight Income III”) entered into a Contribution Agreement in which 100% of both of their membership interests in SLP I were transferred and contributed to NMFC Senior Loan Program IV LLC (“SLP IV”), a Delaware limited liability company, structured as a private joint venture investment fund between NMFC and SkyKnight Income Alpha, LLC (“SkyKnight Alpha”). On May 5, 2021, SLP I entered into Amendment 1 to the Restated SLP I Agreement, which admitted SLP IV as the sole member of SLP I. As of May 5, 2021, SLP I is a wholly-owned subsidiary of SLP IV.
NMFC Senior Loan Program II LLC (“SLP II”) was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II was structured as a private joint venture investment fund between NMFC and SkyKnight Income, LLC (“SkyKnight”) and operated under a limited liability company agreement. All investment decisions had to be unanimously approved by the board of managers of SLP II, which has equal representation from NMFC and SkyKnight. SLP II was a portfolio company of NMFC. Effective May 5, 2021, NMFC and SkyKnight entered into a Contribution Agreement in which 100% of both of NMFC’s and SkyKnight’s membership interests in SLP II were transferred and contributed to SLP IV. Effective May 5, 2021, SLP II entered into Amendment 1 to the Limited Liability Company Agreement, which admitted SLP IV as the sole member of SLP II. As of May 5, 2021, SLP II is a wholly-owned subsidiary of SLP IV.
NMFC Senior Loan Program III LLC (“SLP III”) was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between NMFC and SkyKnight Income II, LLC (“SkyKnight II”) and operates under a limited liability company agreement. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from NMFC and SkyKnight II. SLP III is a portfolio company of NMFC.
SLP IV was formed as a Delaware limited liability company on April 6, 2021, and commenced operations on May 5, 2021. SLP IV is structured as a private joint venture investment fund between NMFC and SkyKnight Alpha and operates under the First Amended and Restated Limited Liability Company Agreement of NMFC Senior Loan Program IV LLC (the “SLP IV Agreement”). Upon the effectiveness of the SLP IV Agreement dated May 5, 2021, the members contributed their respective membership interests in SLP I and SLP II to SLP IV. Immediately following the contribution of their membership interests, SLP I and SLP II became wholly-owned subsidiaries of SLP IV. The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP IV, which has equal representation from NMFC and SkyKnight Alpha. SLP IV has a five year investment period and will continue in existence until May 5, 2026. The investment period may be extended for up to one year pursuant to certain terms of the SLP IV Agreement.

New Mountain Net Lease Corporation (“NMNLC”) was formed as a Maryland corporation on April 18,2016 and commenced operations on August 12, 2016. NMNLC was formed to acquire commercial real propertiesthat are subject to “triple net” leases and has elected to be treated, and intends to comply with the requirementsto continue to qualify annually, as a real estate investment trust, or REIT, within the meaning of Section 856(a)of the Internal Revenue Code of 1986, as amended. NMFC acts as the investment adviser to NMNLC and ownsa majority of the outstanding common stock of NMNLC. NMFC is not entitled to receive any compensation forits services pursuant to its investment advisory and management agreement with NMNLC.
In the ordinary course of business, NMFC may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that NMFC does not engage in any prohibited transactions with any persons affiliated with NMFC, NMFC has implemented certain policies and procedures whereby NMFC’s executive officers screen each of NMFC’s transactions for any possible affiliations between the proposed portfolio investment, NMFC, companies controlled by us and our employees and directors. NMFC will not enter into any agreements unless and until NMFC is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, NMFC has taken appropriate actions to seek board of directors review and approval or exemptive relief for such transaction. NMFC’s board of directors reviews these procedures on a quarterly basis.
NMFC has adopted a code of ethics which applies to, among others, NMFC’s senior officers, including NMFC’s Chief Executive Officer and Chief Financial Officer, as well as all of NMFC’s officers, directors and employees. NMFC’s code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and NMFC’s interests. Pursuant to such code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to NMFC’s Chief Compliance Officer.
Board of Directors Consideration of the Investment Advisory and Management Agreement
NMFC’s board of directors determined at a virtual meeting held on February 23, 2022, to re-approve the Investment Management Agreement between NMFC and the Investment Adviser. The board of directors of NMFC held such meeting by virtual means in reliance on relief provided by the SEC in response to the COVID-19 pandemic. In its consideration of the re-approval of the Investment Management Agreement, the board of directors of NMFC focused on information it had received relating to, among other things:
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The nature, extent and quality of advisory and other services provided by the Investment Adviser, including information about the investment performance of NMFC relative to its stated objectives and in comparison to the performance of NMFC’s peer group and relevant market indices, and concluded that such advisory and other services are satisfactory and NMFC’s investment performance is reasonable;

•
The experience and qualifications of the personnel providing such advisory and other services, including information about the backgrounds of the investment personnel, the allocation of responsibilities among such personnel and the process by which investment decisions are made, and concluded that the investment personnel of the Investment Adviser have extensive experience and are well qualified to provide advisory and other services to NMFC;

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The current fee structure, the existence of any fee waivers, and NMFC’s anticipated expense ratios in relation to those of other externally-managed business development companies with similar investment objectives, and concluded that the current fee structure is reasonable;

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The advisory fees charged by the Investment Adviser to NMFC and comparative data regarding the advisory fees charged by other investment advisers to externally-managed business development companies with similar investment objectives, and concluded that the advisory fees charged by the Investment Adviser to NMFC are reasonable;

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The direct and indirect costs, including for personnel and office facilities, that are incurred by the Investment Adviser and its affiliates in performing services for NMFC and the basis of determining and allocating these costs, and concluded that the direct and indirect costs, including the allocation of such costs, are reasonable;

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The total of all assets managed by the Adviser, as well as total number of investment companies and other clients serviced by the Adviser and possible economies of scale arising from NMFC’s size and/or anticipated growth, and the extent to which such economies of scale are reflected in the advisory fees charged by the Investment Adviser to NMFC, and concluded that some economies of scale may be possible in the future;

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Other possible benefits to the Investment Adviser and its affiliates arising from their relationships with NMFC, and concluded that any such other benefits were not material to the Investment Adviser and its affiliates; and

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Possible alternative fee structures or bases for determining fees and the possibility of obtaining similar services from other third party service providers, and concluded that the Company’s current fee structure and bases for determining fees are satisfactory.

Based on the information reviewed and the discussions detailed above, the board of directors, including a majority of the Independent Directors, concluded that the fees payable to the Investment Adviser pursuant to the Investment Management Agreement were reasonable, and comparable to the fees paid by other externally-managed business development companies with similar investment objectives, in relation to the services to be provided. The board of directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the board of directors may have given different weights to different factors.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS NMFC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022
The Audit Committee and the Independent Directors of the board of directors of NMFC have selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for NMFC for the fiscal year ending December 31, 2022. This selection is subject to ratification or rejection by the stockholders of the Company.
Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in NMFC or its affiliates. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Table below in thousands
	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees	$770.0	$825.0
Audit-Related Fees	100.0	20.0
Tax Fees	300.3	259.8
All Other Fees	—	—
Total Fees:	$1,170.3	$1,104.8
Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.
Audit-Related Fees: Audit-related services consist of fees billed and accrued for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include, among other things, providing comfort letters, consents and review of documents filed with the SEC, as well as attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Services Fees: Tax services fees consist of fees billed and accrued for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.
All Other Fees: Other fees would include billed fees for products and services other than the services reported above.

AUDIT COMMITTEE REPORT
The audit committee of the board of directors operates under a written charter adopted by the board of directors. The audit committee is currently composed of Messrs. Hurley, Arnold, Ogens and Hébert, and Ms. Handy.
Management is responsible for NMFC’s internal controls and the financial reporting process. NMFC’s independent registered public accounting firm is responsible for performing an independent audit of NMFC’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation, retention, oversight and termination of NMFC’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the audit committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP has been the Company’s independent registered public accounting firm since 2008.
When conducting its latest review of Deloitte & Touche LLP, the audit committee actively engaged with Deloitte & Touche LLP’s engagement partners and considered, among other factors:
•	the professional qualifications of Deloitte & Touche LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•	Deloitte & Touche LLP’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte & Touche LLP’s communications with the Audit Committee related thereto;
•	senior management’s assessment of Deloitte & Touche LLP’s performance;
•	the appropriateness of Deloitte & Touche LLP’s fees relative to both efficiency and audit quality;
•	Deloitte & Touche LLP’s independence policies and processes for maintaining its independence;
•	reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte & Touche LLP;
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Deloitte & Touche LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;

•	Deloitte & Touche LLP’s demonstrated professional integrity and objectivity; and
•	the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the audit committee approved the appointment Deloitte & Touche LLP for 2022, subject to stockholder ratification.
Audit Engagement Partner Selection
Under SEC rules and Deloitte & Touche LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead engagement audit partner has held the position since 2021.
Pre-Approval Policy
The audit committee has established a pre-approval policy that describes the permitted audit, audit-related, consulting services and other services to be provided by Deloitte & Touche LLP, NMFC’s independent registered public accounting firm. The policy requires that the audit committee pre-approve the audit, non-audit and consulting services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee pre-approved 100% of services described in this policy.
Review with Management
The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that NMFC’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Public Accounting Firm
The audit committee has discussed with Deloitte & Touche LLP, NMFC’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The audit committee receives and reviews the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB, and has discussed with the auditors the auditors’ independence. The audit committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the audit committee’s discussions with management and the independent registered public accounting firm, the audit committee’s review of the audited financial statements, the representations of management and the reports of the independent registered public accounting firm to the audit committee, the audit committee recommends that the board of directors include the audited financial statements in NMFC’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
THE AUDIT COMMITTEE

Rome G. Arnold III, Chair Daniel B. Hébert,
Alfred F. Hurley, Jr.
David Ogens Alice W. Handy

The material contained in the foregoing Audit Committee Report is not “soliciting material”, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of NMFC under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting or by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2022.

OTHER BUSINESS
Submission of Stockholder Proposals
NMFC currently expects that the 2023 Annual Meeting of Stockholders will be held in April 2023, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to NMFC at its address of 1633 Broadway, 48th Floor, New York, NY 10019, and NMFC must receive the proposal no later than November 17, 2022, in order for the proposal to be considered for inclusion in NMFC’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in NMFC’s proxy statement or presentation at the meeting.
Stockholder proposals or director nominations to be presented at the 2023 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of NMFC not less than 90 days or more than 120 days in advance of the one year anniversary of the date of the Annual Meeting. For the 2023 Annual Meeting of Stockholders, NMFC must receive such proposals and nominations between December 31, 2022 and January 30, 2023. If the date of the 2023 Annual Meeting of Stockholders is set to be more than 30 days prior to, or more than 60 days after, the one year anniversary of the Annual Meeting, stockholder proposals or director nominations to be timely must be so received by NMFC not less than 90 days or more than 120 days prior to the 2023 Annual Meeting of Stockholders, or prior to the tenth day following the day on which notice of the date of the 2023 Annual Meeting of Stockholders was first mailed to stockholders or publicly disclosed by NMFC. Proposals must also comply with the other requirements contained in NMFC’s Bylaws, including supporting documentation and other information. Proxies solicited by NMFC will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.
Notices of intention to present proposals at the 2023 Annual Meeting of Stockholders should be addressed to Joseph Hartswell, Corporate Secretary, 1633 Broadway, 48th Floor, New York, NY 10019. NMFC reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Submission of Complaints
NMFC’s audit committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to NMFC’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to NMFC’s audit committee chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.
The Chief Compliance Officer may be contacted at:

Joseph Hartswell
Chief Compliance Officer
New Mountain Finance Corporation
1633 Broadway
48th Floor
New York, New York 10019

The Audit Committee Chair may be contacted at:

Rome G. Arnold III
Audit Committee Chair
New Mountain Finance Corporation
1633 Broadway
48th Floor
New York, New York 10019

Other Business
The board of directors of NMFC does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board of directors of NMFC, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies will be voted in respect thereof in accordance with the discretion of the proxyholders. Whether or not you expect to attend the Annual Meeting, please vote your proxy via the Internet or request, complete, sign, date and a proxy card so that you may be represented at the Annual Meeting.
Annual Reports
When available, NMFC will furnish, without charge, copies of NMFC’s annual report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K, to an investor upon request directed to New Mountain Finance Corporation, 1633 Broadway, 48th Floor, New York, NY 10019, Attention: Investor Relations or by telephone at (212) 720-0300. The reports are also available at no cost through NMFC’s website at www.newmountainfinance.com or through the SEC’s EDGAR database at www.sec.gov.
Delivery Of Proxy Materials
Please note that only one copy of the 2022 Proxy Statement, the 2021 Annual Report or Notice of Annual Meeting may be delivered to two or more stockholders of record of the Company who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of the Company at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (212) 720-0300 or by writing to New Mountain Finance Corporation, c/o Joseph Hartswell, Corporate Secretary, 1633 Broadway, 48th Floor, New York, NY 10019.
You are cordially invited to participate in the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.
By Order of the board of directors

Joseph Hartswell
Corporate Secretary
New York, New York
March 10, 2022

PRIVACY NOTICE
Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders of New Mountain Finance Corporation and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.
•	Authorized Employees of our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.
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Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

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Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our chief compliance officer at (212) 655-0291.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NMFC2022**

Stockholders as of the Record Date may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D67901-P67644

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW MOUNTAIN FINANCE CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

	For All	Withhold All	For All Except
1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Corporation until 2025, or until their respective successors are duly elected and qualify.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert A. Hamwee
02) Alfred F. Hurley, Jr.
03) Alice W. Handy

	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP to serve as New Mountain Finance Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the box provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D67902-P67644

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEW MOUNTAIN FINANCE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS April 21, 2022

The undersigned stockholder of New Mountain Finance Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Robert Hamwee, Adam Weinstein, John Kline, Laura Holson, Shiraz Kajee and Joseph Hartswell, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 21, 2022, at 9:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)